SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.      )

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AMERICAN COMMUNITY BANCSHARES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN COMMUNITY BANCSHARES, INC.

4500 Cameron Valley Parkway, Suite 150

Charlotte, North Carolina 28211

(704) 225-8444

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held

April 27, 2004

NOTICE is hereby given that the Annual Meeting of Shareholders of American Community Bancshares, Inc. (the “Company”) will be held as follows:

Place:	American Community Bank
2593 West Roosevelt Boulevard
Monroe, North Carolina

Date:	April 27, 2004

Time:	1:00 p.m.

The purposes of the meeting are:

1.	To elect four members of the Board of Directors for three-year terms.

2.	To ratify the appointment of Dixon Hughes PLLC as the Company’s independent public accountants for 2004.

3.	To transact any other business that may properly come before the meeting.

You are cordially invited to attend the meeting in person. However, even if you expect to attend the meeting, you are requested to complete, sign and date the enclosed appointment of proxy and return it in the envelope provided for that purpose to ensure that a quorum is present at the meeting. The giving of an appointment of proxy will not affect your right to revoke it or to attend the meeting and vote in person.

By Order of the Board of Directors

/s/ Randy P. Helton
Randy P. Helton
President and Chief Executive Officer

March 19, 2004

AMERICAN COMMUNITY BANCSHARES, INC.

4500 Cameron Valley Parkway, Suite 150

Charlotte, North Carolina 28211

(704) 225-8444

PROXY STATEMENT

Mailing Date: On or about March 19, 2004

ANNUAL MEETING OF SHAREHOLDERS

To Be Held

April 27, 2004

General

This Proxy Statement is furnished in connection with the solicitation of the enclosed appointment of proxy by the Board of Directors of American Community Bancshares, Inc. (the “Company”) for the 2004 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at American Community Bank, 2593 West Roosevelt Boulevard, Monroe, North Carolina, at 1:00 p.m. on April 27, 2004, and any adjournments thereof.

Solicitation and Voting of Appointments of Proxy; Revocation

Persons named in the appointment of proxy as proxies to represent shareholders at the Annual Meeting are Larry S. Helms, L. Steven Phillips, and Alison J. Smith. Shares represented by each appointment of proxy, which is properly executed and returned and not revoked, will be voted in accordance with the directions contained in the appointment of proxy. If no directions are given, each such appointment of proxy will be voted FOR the election of each of the four nominees for director named in Proposal 1 below and FOR Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will have the discretion to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters. An appointment of proxy may be revoked by the shareholder giving it at any time before it is exercised by filing with Dan R. Ellis, Jr., Secretary of the Company, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses. In addition to the use of the mails, appointments of proxy may be solicited in person or by telephone by the Company’s officers, directors and employees without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company’s common stock.

Record Date

The close of business on March 5, 2004 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record on that date will be eligible to vote on the proposals described herein.

Voting Securities

The voting securities of the Company are the shares of its common stock, par value $1.00 per share, of which 9,000,000 shares are authorized and preferred stock, no par value, of which 1,000,000 shares are authorized. At March 5, 2004, there were 2,825,709 shares of common stock and no shares of preferred stock outstanding. There are approximately 1,452 holders of record of the Company’s common stock.

Voting Procedures; Quorum; Votes Required for Approval

Each shareholder is entitled to one vote for each share held of record on the Record Date on each director to be elected and on each other matter submitted for voting. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors at the Annual Meeting.

A majority of the shares of the Company’s common stock issued and outstanding on the Record Date must be present in person or by proxy to constitute a quorum for the conduct of business at the Annual Meeting.

Assuming a quorum is present, in the case of Proposal 1 below, the four directors receiving the greatest number of votes shall be elected.

In the case of Proposal 2 below, for such proposal to be approved, the number of votes cast for approval must exceed the number of votes cast against the proposal. Abstentions and broker non-votes will have no effect.

Authorization to Vote on Adjournment and Other Matters

Unless the Secretary of the Company is instructed otherwise, by signing an appointment of proxy, shareholders will be authorizing the proxyholders to vote in their discretion regarding any procedural motions which may come before the Annual Meeting. For example, this authority could be used to adjourn the Annual Meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional proxies to establish a quorum or to provide additional information to shareholders. However, proxies voted against the Proposals will not be used to adjourn the Annual Meeting. The Company does not have any plans to adjourn the Annual Meeting at this time, but intends to do so, if needed, to promote shareholder interests.

Ownership of Voting Securities

As of March 5, 2004, there was no shareholder known to management to own more than 5% of the Company’s common stock.

As of March 5, 2004, the beneficial ownership of the Company’s common stock, by directors individually, and by directors and executive officers as a group, was as follows:

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)(2)	PERCENT OF CLASS (3)

Robert G. Dinsmore, Jr. Charlotte, NC	6,953	0.25

Dan R. Ellis, Jr. Monroe, NC	21,116(4)	0.74

Frank L. Gentry Charlotte, NC	4,333	0.15

Thomas J. Hall Charlotte, NC	27,269	0.96

Larry S. Helms Monroe, NC	27,530(5)	0.97

Randy P. Helton Charlotte, NC	71,847(6)	2.49

Theodore V. “Vic” Howie Charlotte, NC	3,500	0.12

Peter A. Pappas Charlotte, NC	2,500	0.09

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)(2)	PERCENT OF CLASS (3)

L. Steven Phillips Charlotte, NC	49,707	1.75

Alison J. Smith Charlotte, NC	36,347	1.29

L. Carlton Tyson Monroe, NC	36,192(7)	1.27

David D. Whitley Monroe, NC	22,123(8)	0.78

Gregory N. Wylie Monroe, NC	44,854	1.58

All Directors and Executive Officers as a Group (14 persons)	354,771	12.21

(1)	Except as otherwise noted, to the best knowledge of the Company’s management, the above individuals and group exercise sole voting and investment power with respect to all shares shown as beneficially owned other than the following shares as to which such powers are shared: Mr. Dinsmore – 2,700 shares, Mr. Tyson – 2,640 shares and Mr. Whitley – 2,244 shares.
(2)	Included in the beneficial ownership tabulations are the following options to purchase shares of common stock of the Company: Mr. Dinsmore – 1,333 options, Mr. Ellis – 18,480 options, Mr. Gentry – 1,333 options, Mr. Hall – 14,069 options, Mr. Helms – 14,210 options, Mr. Helton – 58,197 options, Mr. Howie – 2,000 options, Mr. Phillips – 19,135 options, Mr. Tyson – 15,336 options, Mr. Whitley – 11,517 options, and Mr. Wylie – 16,885 options, and an aggregate of 172,495 options for the group. Also, included in the beneficial ownership tabulation are the following warrants to purchase shares of common stock of the Company: Mr. Dinsmore – 2,700 warrants, Mr. Phillips – 5,000 warrants, and Ms. Smith – 10,000 warrants.
(3)	The calculation of the percentage of class beneficially owned by each individual and the group is based on the sum of (i) 2,825,709 shares of common stock outstanding as of March 5, 2004, and (ii) options and warrants exercisable within 60 days of March 5, 2004 for the individual and the group.
(4)	Includes 1,316 shares owned by Mr. Ellis’ spouse.
(5)	Includes 120 shares owned by Mr. Helms’ spouse.
(6)	Includes 792 shares owned by Mr. Helton’s spouse.
(7)	Includes 2,376 shares held in trust by Mr. Tyson for his children, 10,560 shares held by Mr. Tyson’s company, and 5,280 shares held in a company profit sharing plan for his benefit.
(8)	Includes 4,759 shares owned by Mr. Whitley’s spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission (“SEC”) regarding the amount of and changes in their beneficial ownership of the Company’s common stock. To the best knowledge of the Company, all such ownership reports have been timely filed and the ownership status of the Company’s common stock by such individuals is current.

PROPOSAL 1: ELECTION OF DIRECTORS

The Company’s Bylaws provide that its board shall consist of between seven and twenty members. If there are more than nine members, the board shall be divided into three classes in as equal a number as possible. Such classes shall be elected to staggered three-year terms. The Board of Directors has set the number of directors of the Company at eleven. The four directors who have been nominated to the Board for three-year terms are listed below:

Name and Age	Position(s) Held	Director Since(1)	Principal Occupation and Business Experience During Past 5 Years

Frank L. Gentry (2) (61)	Director	2002	Independent Consultant; former Executive Vice President of Corporate Strategy and Development, Bank of America, Charlotte, NC, 1973-2000

Alison J. Smith (2) (49)	Director	2000	President, Smith Capital, Inc., Charlotte, NC (financial advisory, investment banking)

David D. Whitley (57)	Director	1998	President, Whitley Mortgage Associates, Inc., Monroe, NC (mortgage broker)

Gregory N. Wylie (49)	Director	1998	Retired; former Chief Executive Officer, Metro Marketing, Inc., Charlotte, NC (specialty food brokerage)

(1)	Includes service as director of American Community Bank (the “Bank”) if applicable prior to the creation of the Company.
(2)	Mr. Gentry and Ms. Smith do not serve on the Bank’s board.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR OF THE COMPANY FOR THREE YEAR TERMS.

Incumbent Directors

Name and Age	Director Since(1)	Term Expires	Principal Occupation and Business Experience During Past 5 Years

Robert G. Dinsmore, Jr.(2) (59)	2001	2006	Consultant International Tax, Mergers and Acquisitions; Retired partner KPMG, LLP

Thomas J. Hall (56)	1998	2005	President, Hall Group, Inc., Charlotte, NC (real estate holding company)

Larry S. Helms (58)	1998	2005	Owner, Larry S. Helms and Associates, Monroe, NC (insurance); Member, North Carolina Board of Transportation

Randy P. Helton (48)	1998	2005	Chairman, President and Chief Executive Officer of the Company and American Community Bank

Peter A. Pappas (2) (42)	2003	2006	President and Managing Partner, Pappas Properties, Charlotte, NC (real estate development)

Name and Age	Director Since(1)	Term Expires	Principal Occupation and Business Experience During Past 5 Years

L. Steven Phillips(2) (53)	1998	2005	Chief Executive Officer, Charlotte GreenCorp, Inc., Charlotte, NC (landscape consultant)

L. Carlton Tyson (61)	1998	2006	President, Tyson Group, Monroe, NC (real estate development)

(1)	Includes service as director of the Bank if applicable prior to the creation of the Company.
(2)	Messrs. Dinsmore, Pappas and Phillips do not serve on the Bank’s board.

In addition to the above-indicated directors, the following individuals serve as directors of the Bank.

Name and Age	American Community Bank Director Since	Principal Occupation and Business Experience During Past Five Years

Carroll Edwards (66)	2002	Chief Executive Officer, Edwards Wood Products, Marshville, NC; President, Edwards Propane, Marshville, NC

Philip Gilboy (50)	2003	President, PR Gilboy & Associates, Inc., Weddington, NC (NASD registered broker dealer)

David J. Guilford (55)	2003	President, DLG Associates, Inc., Charlotte, NC (executive search firm)

Zebulon Morris, Jr. (65)	1998	President, Morris Enterprises, Incorporated, Charlotte, NC (real estate holding company)

Director Relationships

No director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) thereof, or any company registered as an investment company under the Investment Company Act of 1940.

Meetings and Committees of the Board of Directors

The Company’s Board of Directors held six meetings in 2003. Each director attended 75% or more of the aggregate board and committee meetings of which he or she was a member.

It is the policy of the Company that directors attend each annual meeting of the Company’s shareholders. All of the Company’s directors attended the 2003 annual meeting of shareholders.

The Boards of the Company and the Bank have several standing committees including a Strategic Planning/Compensation Committee, Nominating Committee, and Audit Committee.

Strategic Planning/Compensation Committee. The members of the Strategic Planning/Compensation Committee include Frank L. Gentry, Larry S. Helms, Gregory W. Wylie, Robert G. Dinsmore, Jr., L. Steven Phillips and Randy P. Helton (non-voting member). The Strategic Planning/Compensation Committee reviews and approves all salaries and benefits of the Bank’s executive officers. The Strategic Planning/Compensation Committee met five times in 2003.

Nominating Committee. The members of the Nominating Committee are Thomas J. Hall, L. Steven Phillips, Alison J. Smith, David Whitley, and Gregory N. Wylie. The Nominating Committee met three times in 2003. The duties of the Nominating Committee include: (i) assisting the Board, on an annual basis, by identifying individuals qualified to become Board members, and recommending to the Board the director nominees for the next annual meeting of shareholders; (ii) assisting the Board in the event of any vacancy on the Board by identifying individuals qualified to become Board members, and recommending to the Board qualified individuals to fill any such vacancy; and (iii) recommending to the Board, on an annual basis, director nominees for each committee of the Board.

The Company’s common stock is listed on the Nasdaq SmallCap Market and the members of the Compensation/Nominating Committee (formed in 2004) are “independent” as defined by Nasdaq listing standards. The bylaws of the Company state that candidates may be nominated for election to the Board of Directors by the Compensation/Nominating Committee or by any shareholder of the Company’s common stock. It is the policy of the Compensation/Nominating Committee to consider all shareholder nominations. Shareholder nominations must be submitted to the Compensation/Nominating Committee in writing on or before September 30th of the year preceding the Annual Meeting at which the nominee would stand for election to the Board of Directors and must be accompanied by each nominee’s written consent to serve as a director of the Company if elected. The Compensation/Nominating Committee has adopted a formal written charter that requires that all nominees for director, including shareholder nominees, have business, economic or residential ties to the Company’s market area and must own at least 2,500 shares of the Company’s common stock on the date of the nomination. In evaluating nominees for director, the Compensation/Nominating Committee values community involvement and experience in finance or banking including prior service as an officer or director of an entity engaged in the financial services business, although such experience is not a prerequisite for nomination. The Compensation/Nominating Committee charter is available at http://www.americancommunitybank.com/pdfs/nom_committee_charter.pdf.

Report of the Audit Committee

The Audit Committee is responsible for receiving and reviewing the annual audit report of the Company’s independent auditors and reports of examinations by bank regulatory agencies, and helps formulate, implement, and review the Company’s and its subsidiary’s internal audit programs. The Audit Committee assesses the performance and independence of the Company’s independent accountants and recommends their appointment and retention. The Audit Committee has in place pre-approval policies and procedures that involve as assessment of the performance and independence of the Company’s independent auditors, an evaluation of any conflicts of interest that may impair the independence of the independent auditors and pre-approval of an engagement letter that outlines all services to be rendered by the independent auditors.

During the course of its examination of the Company’s audit process in 2003, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee also discussed with the independent auditors, Dixon Hughes PLLC, all matters required to be discussed by the Statement of Auditing Standards No. 61, as amended. Furthermore, the Audit Committee received from and discussed with Dixon Hughes PLLC disclosures regarding their independence required by the Independence Standards Board Standard No. 1, as amended.

Based on the review and discussions above, the Audit Committee (i) recommended to the board that the audited financial statements be included in the Company’s annual report on Form 10-KSB for the year ended December 31, 2003 for filing with the SEC and (ii) recommended that shareholders ratify the appointment of Dixon Hughes PLLC as auditors for 2004.

The Audit Committee has a written charter which is reviewed by the Committee for adequacy on an annual basis. The Company’s common stock is listed for trading on the NASDAQ SmallCap Market and members of the Audit Committee are “independent” and “financially literate” as defined by the NASDAQ listing standards. The Board of Directors has determined that Robert G. Dinsmore, Jr., a member of the Audit Committee, meets the requirements recently adopted by the Securities and Exchange Commission for qualification as an “audit committee financial expert.” An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that are of the same level of complexity that can be expected in the registrant’s financial statements, or experience supervising people engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

This report is submitted by the Audit Committee:

L. Steven Phillips, Chairman

Gregory N. Wylie

Robert G. Dinsmore, Jr.

Thomas J. Hall

Frank L. Gentry

Director Compensation

Board Fees. During 2003, the board chairperson and each director received $500 and $400, respectively for each board meeting attended. Each committee chairperson and each director received $400 and $300, respectively for each committee meeting attended. All members of the Board of Directors also received a $1,000 annual retainer, with the exception of the Audit Committee financial expert, who receives a $2,000 annual retainer.

2002 Nonstatutory Stock Option Plan. At the 2002 Annual Meeting the shareholders of the Company approved the 2002 Nonstatutory Stock Option Plan (the “2002 Nonstatutory Option Plan”) pursuant to which options covering 25,000 shares of the Company’s common stock were available for issuance to members of the Board of Directors and the board of any subsidiary.

1999 Nonstatutory Stock Option Plan for Directors. At the 1999 Annual Meeting the shareholders of the Bank approved the 1999 Nonstatutory Stock Option Plan for Directors (the “1999 Nonstatutory Option Plan”) pursuant to which options covering 164,115 shares of the Bank’s common stock were available for issuance to members of the Board of Directors and the board of any subsidiary. In connection with the reorganization of the Bank into the holding company form of organization which resulted in the creation of the Company, the 1999 Nonstatutory Option Plan was adopted by the Company and options under such plan are now options of the Company. On April 14, 1999, all options were granted under the 1999 Nonstatutory Option Plan at an exercise price of $11.00 per share which was the fair market value on the date of grant. The exercise price is currently $8.33 as a result of a 20% stock dividend in 1999 and a 10% stock dividend in 2002.

Executive Officers

Set forth below is certain information regarding the executive officers of the Company.

Name	Age	Position With Company	Business Experience
Randy P. Helton	48	Chairman, President and Chief Executive Officer	Chairman, President and Chief Executive Officer of the Company and American Community Bank.

Theodore V. “Vic” Howie, Jr.	42	Senior Vice President and Chief Operating Officer	Former Senior Vice President and Regional Executive, Bank of America, Charlotte, NC.

Dan R. Ellis, Jr.	48	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer of the Company and American Community Bank

Douglas F. Sutherland	47	Senior Vice President and Chief Credit Officer	Former Vice President and Financial Services Officer, RBC Centura, Charlotte, NC.

Set forth below is certain information regarding the Bank’s market area executive officers.

Name	Age	Position With Bank	Business Experience

W. R. “Randy” Adcock	46	Senior Vice President and Monroe City Executive	Mr. Adcock, a lifelong Monroe resident, has 25 years of commercial banking experience in the Bank’s market.

Steven L. Barnes	49	Senior Vice President and Indian Trail City Executive	Mr. Barnes, a lifelong Indian Trail resident, has 21 years of commercial banking experience in the Bank’s market.

Richard M. Cochrane	51	Senior Vice President and Matthews/Mint Hill City Executive	Mr. Cochrane, a lifelong Mint Hill resident, has 24 years of commercial banking experience in the Bank’s market.

Jeff N. Coley	44	Senior Vice President and Marshville City Executive	Mr. Coley, a lifelong Marshville resident, has 24 years of commercial banking experience in the Bank’s market.

Dwight Henry	66	Senior Vice President and Mountain Island City Executive	Mr. Henry, a lifelong Mountain Island area resident, has 33 years of commercial banking experience in the Bank’s market.

Ellie McIntire	48	Senior Vice President and Southpark City Executive	Ms. McIntire, a lifelong Charlotte resident, has 25 years banking experience of which 15 years are in commercial banking in the Bank’s market

Executive Compensation. The Bank has entered into an employment agreement with Randy P. Helton, President and Chief Executive Officer (dated April 15, 1998), to establish his duties and compensation and to provide for his continued employment with the Bank. The employment agreement provides for an initial term of employment of five years. The term automatically renews for an additional year at the end of each year unless notice of termination is received prior to renewal. The employment agreement provides for an annual base salary to be reviewed by the Board of Directors not less often than annually. In addition, the employment agreement provides for discretionary bonuses, participation in other pension and profit-sharing retirement plans maintained by the Bank on behalf of its employees, as well as fringe benefits normally associated with the officer’s office or made available to all other employees. The employment agreement provides that the officer may be terminated for cause, as defined in the employment agreement, by the Bank, and otherwise be terminated by the Bank (subject to vested rights) or by the officer. The employment agreement provides that in the event of a “termination event” following a change in control of the Bank (i) the employee shall be able to terminate the agreement and receive 299% of his base amount of compensation and (ii) the term of the agreement shall be not less than 36 months from the employee’s notice of termination of the agreement. A “termination event” will occur if (i) the employee is assigned any duties or responsibilities that are inconsistent with his position, duties, responsibilities or status at the time of the change in control or with his reporting responsibilities or title with the Bank in effect at the time of the change in control; (ii) the employee’s annual base salary rate is reduced below the annual amount in effect as of the change in control; (iii) the employee’s life insurance, medical or hospitalization insurance, disability insurance, disability insurance, stock option plans, stock purchase plans, deferred compensation plans, management retention plans, retirement plans or similar plans or benefits being provided by the Bank to the employee as of the date of the change in control are reduced in their level, scope or coverage, or any such insurance, plans or benefits are eliminated, unless such reduction or elimination applies proportionately to all salaried employees of the Bank who participated in such benefits prior to the change in control; or (iv) the employee is transferred to a location outside of Monroe, North Carolina without the employee’s express written consent. A change in control of the Bank will occur if (i) any individual or entity, directly or indirectly, acquires beneficial ownership of voting securities or acquires irrevocable proxies or any combination of voting securities and irrevocable proxies, representing 25% or more of any class of voting securities or the Bank, or acquires control in any manner of the election of a majority of the directors of the Bank; (ii) the Bank is consolidated or merged with or into another corporation, association or entity where the Bank is not the surviving corporation; or (iii) all or substantially all of the assets of the Bank are sold or otherwise transferred to or are acquired by any other corporation, association or other person, entity or group.

The following table shows the cash and certain other compensation paid to or received or deferred by Randy P. Helton, Theodore “Vic” Howie, and Dan R. Ellis, Jr. for services in all capacities during 2003, 2002, and 2001.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Annual Compensation (1)				All Other Compensation(2)
		Salary		Bonus

Randy P. Helton, Chairman, President and Chief Executive Officer of the Company and the Bank	2003 2002 2001	$235,000 215,000 165,000		$60,000 50,000 35,000		$6,540 5,500 5,355

Theodore V. “Vic” Howie, Senior Vice President and Chief Operating Officer of the Company	2003 2002 2001	$130,000 120,000 —	(3)	$8,500 -0- —	(3)	$2,584 540 —	(3)

Dan R. Ellis, Jr., Senior Vice President and Chief Financial Officer of the Company	2003 2002 2001	$103,500 98,000 85,500		$7,750 -0- 2,500		$3,422 3,210 2,982

(1)	Perquisites and other personal benefits paid did not exceed 10% of total salary paid in 2003, 2002, or 2001.
(2)	Includes life insurance premiums and 401(k) Plan matching contributions.
(3)	Mr. Howie joined the Company in 2002.

Stock Options

The following table sets forth information with regard to stock options granted under the Company’s 2001 Incentive Stock Option Plan and 1999 Incentive Stock Option Plan. No options were granted to Mr. Helton during the fiscal year ended December 31, 2003.

Aggregated Option Exercises in Fiscal Year 2003

And Fiscal Year End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2003 Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2003(1) Exercisable/Unexercisable

Randy P. Helton	-0-	-0-	58,197 / 11,880	$257,813 / $52,628
Theodore V. “Vic” Howie	-0-	-0-	2,000 / 8,000	$8,320 / $33,280
Dan R. Ellis, Jr.	-0-	-0-	18,480 / 4,620	$81,866 / $20,467

(1)	The Company’s stock price on December 31, 2003 was $12.76 per share.

401(k) Savings Plan

In 1999, the Bank adopted a tax-qualified plan (the “Savings Plan”) which covers all current and full-time employees and any new full-time employees who have been employed for twelve months and who have attained the age of twenty-one. Under the Savings Plan, a participating employee may contribute up to 20% of his or her base salary (up to the maximum allowed by law) on a tax-deferred basis through salary reduction as permitted under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). The Bank is permitted to make contributions equal to 50% of the employees’ contributions up to a maximum of 6% of employee contributions. The employer contributions vest completely after six years of service. The Bank may make additional discretionary contributions that also vest completely after six years of service with the Bank. The value of a participant’s accounts under the Savings Plan becomes payable to him or her according to the vesting schedule upon retirement, total or permanent disability or termination of employment for any other reason, or becomes payable to a designated beneficiary upon a participant’s death. The Savings Plan also contains provisions for withdrawals in the event of certain hardships. A participant’s contributions, matching contributions and discretionary contributions of the Bank, and any income accrued on such contributions, are not subject to federal or state taxes until such time as the participant withdraws them.

Indebtedness of and Transactions with Management

The Company has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

Loans made by the Bank to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the Board of Directors with any “interested director” not participating, dollar limitations on amounts of certain loans and prohibits any favorable treatment being extended to any director or executive officer in any of the Bank’s lending matters. To the best knowledge of the management of the Company and the Bank, Regulation O has been complied with in its entirety.

PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed the firm of Dixon Hughes PLLC, Certified Public Accountants, as the Company’s independent public accountants for 2004. A representative of Dixon Hughes PLLC is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

The Company has paid Dixon Hughes PLLC fees in connection with its assistance in the Company’s annual audit and review of the Company’s financial statements. Sometimes the Company engages Dixon Hughes PLLC to assist in other areas.

The following table sets forth the fees paid to Dixon Hughes PLLC in various categories during 2003 and 2002.

Category	Amount Paid 2003		Amount Paid 2002
Audit Fees:	$47,600		$65,900	(4)
Audit-Related Fees:	14,600	(1)	10,500	(5)
Tax Fees	4,350	(2)	4,000	(2)
All Other Fees:	24,000	(3)	14,500	(6)

Total Fees Paid:	$90,550		$94,900

(1)	Fees associated with due diligence for the Company’s acquisition of FNB Bancshares, Inc. and fees associated with attest services and collateral verification procedures.
(2)	Fees for tax planning and compliance.
(3)	Fees for internal audit services.
(4)	Includes fees associated with preparation of a registration statement on Form SB-2 and prospectus for the Company’s 2002 public stock offering.
(5)	Fees for forensic accounting services and general accounting consultations.
(6)	Fees for internal audit services and loan review services.

All services rendered by Dixon Hughes during 2003 were subject to pre-approval by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF DIXON HUGHES PLLC AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2004.

OTHER MATTERS

The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.

PROPOSALS FOR 2005 ANNUAL MEETING

It is anticipated that the 2005 Annual Meeting will be held on a date during April 2005. Any proposal of a shareholder which is intended to be presented at the 2005 Annual Meeting must be received by the Company at its main office in Charlotte, North Carolina no later than November 15, 2004, in order that such Proposal be timely received for inclusion in the proxy statement and appointment of proxy to be issued in connection with that meeting. If a Proposal for the 2005 Annual Meeting is not expected to be included in the proxy statement for that meeting, the Proposal must be received by the Company by February 15, 2005 for it to be timely received for consideration. The Company will use its discretionary authority for any Proposals received thereafter.

SHAREHOLDER COMMUNICATIONS

The Company does not currently have a formal policy regarding shareholder communications with the Board of Directors, however, any shareholder may submit written communications to Robert G. Dinsmore, Jr., Chairman of the Audit Committee of the Board of Directors, American Community Bancshares, Inc., 4500 Cameron Valley Parkway, Suite 150, Charlotte, North Carolina 28211, whereupon such communications will be forwarded to the Board of Directors if addressed to the Board of Directors as a group or to the individual director or directors addressed.

DELIVERY OF PROXY MATERIALS

To reduce the expenses of delivering duplicate proxy materials to our shareholders, we are relying upon SEC rules that permit us to deliver only one proxy statement and annual report to multiple shareholders who share an address unless we have received contrary instructions from any shareholder at that address. If you share an address with another shareholder and have received only one proxy statement and annual report, you may write or call us as specified below to request a separate copy of these materials and we will promptly send them to you at no cost. For future meetings, you may request separate copies of our proxy statement and annual report, or request that we send only one set of these materials to you if you are receiving multiple copies, by contacting Dan R. Ellis, Jr. at: American Community Bancshares, Inc., 4500 Cameron Valley Parkway, Suite 150, Charlotte, North Carolina, 28211 or by calling (704) 225-8444.

ADDITIONAL INFORMATION

A COPY OF THE COMPANY’S 2003 ANNUAL REPORT ON FORM 10-KSB IS ATTACHED TO THIS PROXY STATEMENT. ADDITIONAL COPIES MAY BE OBTAINED BY CONTACTING DAN R. ELLIS, JR., CORPORATE SECRETARY, AMERICAN COMMUNITY BANCSHARES, INC., 4500 CAMERON VALLEY PARKWAY, SUITE 150, CHARLOTTE, NORTH CAROLINA, 28211.

REVOCABLE PROXY

AMERICAN COMMUNITY BANCSHARES, INC.

4500 Cameron Valley Parkway, Suite 150

Charlotte, North Carolina 28211

APPOINTMENT OF PROXY

SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints Larry S. Helms, L. Steven Phillips, and Alison J. Smith (the “Proxies”), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of American Community Bancshares, Inc. (the “Company”) held of record by the undersigned on March 5, 2004, at the Annual Meeting of Shareholders of the Company to be held at American Community Bank, 2593 West Roosevelt Boulevard, Monroe, North Carolina, at 1:00 p.m. on April 27, 2004, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this Appointment of Proxy be voted as follows on the proposals listed below:

1. ELECTION OF DIRECTORS: Proposal to elect four directors of the Company for three-year terms or until their successors are duly elected and qualified.

☐	FOR all nominees listed below (except as indicated otherwise below).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees:

Frank L. Gentry

Alison J. Smith

David D. Whitley

Gregory N. Wylie

Instruction: To withhold authority to vote for one or more nominees, write that nominee’s name on the line below.

2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS: Proposal to ratify the appointment of Dixon Hughes PLLC as the Company’s independent accountants for 2004.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the Proxies are authorized to vote the shares represented by this Appointment of Proxy in accordance with their best judgment.

PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY ON THE REVERSE SIDE AND RETURN IN THE BUSINESS REPLY ENVELOPE PROVIDED.

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE, AND FOR PROPOSAL 2. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXIES ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN INSTRUMENT REVOKING IT OR DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.

Date: , 2004

(SEAL)
(Signature)

(SEAL)
(Signature, if shares held jointly)

Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT: TO INSURE THAT A QUORUM IS PRESENT, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD

IN THE ENCLOSED BUSINESS REPLY ENVELOPE

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